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                                                                   Exhibit (11)




                        CONSENT OF INDEPENDENT AUDITORS


The Trustees and Shareholders
ARK Funds




        We consent to the use of our report dated June 6, 1997, incorporated by reference herein, and to the references to our Firm under the captions "Financial Highlights" in the Retail Class, Institutional Class and Institutional II Class prospectuses and "Independent Auditors" in the statement of additional information.






                                              /s/ KPMG Peat Marwick LLP
                                              ---------------------------
                                                  KPMG PEAT MARWICK LLP



Boston, Massachusetts
August 25, 1997